                                1,000,000 Shares
                          HOLMES PROTECTION GROUP, INC.
                                  Common Stock
                             UNDERWRITING AGREEMENT



                                                              September __, 1996

BREAN MURRAY & CO., INC.
As Representative of the several
Underwriters
570 Lexington Avenue
New York, New York 10022



Ladies and Gentlemen:

         HOLMES PROTECTION GROUP, INC., a Delaware corporation (the "Company"), proposes to sell an aggregate of 1,000,000 shares (the "Firm Shares") of the Common Stock, par value $.01 per share (the "Common Stock"), of the Company, to you and the other underwriters named in Schedule I hereto (collectively, the "Underwriters"), for whom you are acting as representative (the "Representative"). The Company also has agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 150,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section l(b) hereto. The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

         As the Representative, you have advised the Company (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters.

         The Company hereby confirms as follows its agreement with the Representative and the several other Underwriters.

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         1.       Agreement to Sell and Purchase

                  (a) On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company at a purchase price of $_________ per share, the number of Firm Shares set forth opposite the name of such Underwriter on Schedule I hereto, plus such additional number of Shares which such Underwriter may become obligated to purchase pursuant to Sections 1(b) or 10 hereof.

                  (b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, the Option Shares at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time and from time to time on or before the 30th day after the date of this Agreement (or on the next business day if the 30th day is not a business day), upon notice (the "Option Shares Notice") in writing or by telephone (confirmed in writing) by the Representative to the Company no later than 5:00 p.m., New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased on the Option Closing Date. On the Option Closing Date, the Company will sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representative in such manner as it deems advisable to avoid fractional shares.

         2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representative for the accounts of the Underwriters at the office of Brean Murray & Co., Inc., 570 Lexington Avenue, New York, New York 10022, and in exchange therefor payment of the purchase price shall be made to the Company by wire transfer of immediately available funds to the Company's account at ____________________ (the "Closing"). Such delivery and payment shall be made at 10:00 a.m., New York time, on the third full business day following the date of this Agreement, or at such other time on such other date as may be agreed upon by the Company and the Representative (such date is hereinafter referred to as the "Closing Date"). (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.) Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder.

         To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

         Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representative shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

         3. Representations and Warranties of the Company. The Company represents, warrants and covenants to each Underwriter that:

                  (a) A registration statement on Form S-1 (Registration No. 333-9025) relating to the Shares, including a preliminary prospectus relating to the Shares and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") promulgated thereunder and has been filed with the Commission. The Commission has not issued any order preventing or suspending the use of the Prospectus (as defined below) or any Preliminary Prospectus (as defined below) or instituted or, to the knowledge of the Company, threatened any proceeding for that purpose. The term "Preliminary Prospectus" as used herein means a preliminary prospectus relating to the Shares omitting therefrom such information as permitted in reliance upon Rule 430A included at any time as part of the foregoing registration statement or any amendment thereto before it became effective under the Act and any prospectus filed with the Commission by the Company pursuant to Rule 424(a) of the Rules and Regulations. Copies of such registration statement and amendments and of each related Preliminary Prospectus have been delivered to the Representative. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final Preliminary Prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus relating to the Shares containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations promptly after execution and delivery of this Agreement. The term "Registration Statement" means the registration statement at the time such registration statement becomes or became effective (the "Effective Date"), together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, including all financial statements and schedules and all exhibits, documents incorporated therein by reference and all information contained in any final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or in a term sheet described in Rule 434 of the Rules and Regulations in accordance with Section 5 hereof and deemed to be included therein as of the Effective Date by Rule 430A of the Rules and Regulations. The term "Prospectus" means the prospectus relating to the Shares as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus relating to the Shares included in the Registration Statement at the Effective Date. References herein to any document or other information incorporated by reference in the Registration Statement shall include documents or other information incorporated by reference in the Prospectus (or if the Prospectus is not in existence, in the most recent Preliminary Prospectus). References herein to any Preliminary Prospectus or the Prospectus shall be deemed to include all documents and information incorporated by reference therein.

                  (b) On the date that any Preliminary Prospectus was filed with the Commission, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement, each Preliminary Prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did or will comply with all applicable provisions of the Act and the Rules and Regulations and did or will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter as set forth in Section 16 hereof furnished by such Underwriter in writing to the Company by the Representative specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. There are no contracts or other documents required to be filed as exhibits to the Registration Statement by the Act or the Regulations that have not been so filed. The documents which are incorporated by reference in any Preliminary Prospectus or the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act and the Rules and Regulations or the Exchange Act and the rules and regulations thereunder, as applicable, and did not, when such documents were so filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and any documents so filed and incorporated by reference subsequent to the effective date of the Registration Statement shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Rules and Regulations and the Exchange Act and the rules and regulations thereunder, as applicable.

                  (c) The Company has the following subsidiaries: Holmes Protection of New York, Inc., a New York corporation, Holmes Protection of Long Island, Inc., a New York corporation, Holmes Protection of New Jersey, Inc., a New Jersey corporation, Holmes Protection, Inc., a New York corporation, Holmes Protection of Philadelphia, Inc., a Pennsylvania corporation, Dictograph Franchise Corporation, a New Jersey corporation, Holmes Holding Company, Inc., a Delaware corporation, and Holmes Central Services, Inc., a New Jersey corporation (collectively, the "Subsidiaries"). The Company does not own and, at the Closing Date and the Option Closing Date, if any, will not own, an interest in any corporation (except for the Subsidiaries), joint venture, trust, partnership or other business entity. The Company has been and, at the Closing Date and Option Closing Date, if any, will be, duly incorporated and validly existing as a corporation under the laws of the State of Delaware and is, and at the Closing Date and the Option Closing Date, if any, will be, in good standing in the State of Delaware. The Company has all corporate power and authority necessary to own its properties and conduct its business as currently being carried on and as described in the Registration Statement and Prospectus. The Company is, and at the Closing Date and the Option Closing Date, if any, will be, duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business or use of its property and assets makes such qualification necessary and in which the failure to so qualify would have a material adverse effect on the business, financial condition or properties of the Company.

                  (d) The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable (except as disclosed in the Registration Statement) and are not subject to any preemptive or similar rights, and the holders thereof, are not subject to personal liability by reason of being such holders. The Firm Shares to be sold hereunder to the Underwriters, and the Option Shares to be sold hereunder to the Underwriters in the event the Option is exercised, will be duly authorized and validly issued, fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders. The Company has, and, upon completion of the sale of the Shares, will have, an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus under the caption "Description of Capital Stock" (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus). The description of the securities of the Company in the Registration Statement and the Prospectus under the caption "Description of Capital Stock" (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) is, and at the Closing Date and, if later, the Option Closing Date, will be, complete and accurate in all respects. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company, except such rights as have been disclosed in the Registration Statement or as have been satisfied, waived or terminated.

                  (e) The financial statements and the related notes of the Company included in the Registration Statement and in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus) comply in all material respects with the requirements of the Act and the Rules and Regulations, present fairly the financial condition, results of operations and cash flows of the Company at the dates and for the periods covered thereby and have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the entire periods involved (except as otherwise stated therein). Arthur Andersen LLP (the "Accountants"), who have reported on those of such financial statements and related notes which are audited, are independent accountants with respect to the Company as required by the Act and the related rules and regulations.

                  (f) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets,
(iii) access to material assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (g) Except as set forth in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, the Option Closing Date, (i) there has not been, and will not have been, any material adverse change in the business, properties, key personnel, condition (financial or otherwise), net worth or results of operations of the Company (ii) the Company has not, and will not have, incurred any material liabilities or obligations, direct or contingent, or, entered into any material transactions not in the ordinary course of business other than pursuant to this Agreement, (iii) the Company has not, and will not have, paid or declared any dividends or other distributions of any kind on any class of its capital stock, and (iv) there has not been, and will not have been, any change in the capital stock, or a material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase capital stock of the Company, other than changes in capital stock and issuances of rights, options and shares pursuant to the Company's Amended and Restated Senior Executives' Option Plan, 1992 Directors' Option Plan and 1996 Stock Incentive Plan.

                  (h) The Company has good and marketable title to all properties and assets described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), as owned by it, free and clear of all liens, security interests, restrictions, pledges, encumbrances, charges, equities, claims, easements, leases and tenancies (collectively, "Encumbrances") other than those described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and those that will not materially affect the value of such properties and assets and will not interfere with the use made and proposed to be made of such properties and assets. The Company has valid, subsisting and enforceable leases for the properties and assets described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) as leased by it, free and clear of all Encumbrances, other than those described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and those that will not materially affect the value of such properties and assets and will not interfere with the use made and proposed to be made of such properties and assets.

                  (i) The Company owns or possesses all material patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of the business of the Company as currently carried on and as described in the Registration Statement, and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and except as stated in the Registration Statement or Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), to the Company's knowledge, no name which the Company uses and no other aspect of the business of the Company may in the future involve or give rise to any infringement of or license or similar fees for, any patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others material to the business or prospects of the Company, and the Company has not received any notice alleging any infringement or fee.

                  (j) Except as set forth in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no actions, suits, arbitrations, claims, governmental or other proceedings (formal or informal), or investigations pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of the properties or assets owned or leased by the Company, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign (collectively, a "Governmental Body"), which might result in any material adverse change in the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company. The Company is not in violation of, or in default with respect to, any law, rule or regulation, or any order, judgment or decree, except as described in the Prospectus (or if the Prospectus is not in existence, in the most recent Preliminary Prospectus) or such as in the aggregate do not now have and can reasonably be expected in the future not to have a material adverse effect upon the operations, business, properties or assets of the Company; nor is the Company presently required to take any action in order to avoid any such violation or default.

                  (k) The Company has, and at the Closing Date and, if later, the Option Closing Date will have, all material governmental licenses, permits, consents, orders, approvals, franchises, certificates and other authorizations (collectively, "Licenses") necessary to carry on its business and owns or leases its properties as contemplated in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and all such Licenses are, and at the Closing Date and, if later, the Option Closing Date will be, in full force and effect. The Company has, and at the Closing Date and, if later, the Option Closing Date will have, complied in all material respects with all laws, regulations and orders applicable to it or its business, assets and properties. The Company is not, nor at the Closing Date and, if later, the Option Closing Date will it be, in violation of its Restated Articles of Incorporation or Bylaws or in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the due performance and observation of any term, covenant or condition of any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its properties are bound or affected, the violation of which would individually or in the aggregate have a material adverse effect on the business, properties, condition (financial or otherwise), net worth or results of operations of the Company. There are no governmental proceedings or actions pending or, to the Company's knowledge, threatened for the purpose of suspending, modifying or revoking any License held by the Company.

                  (l) No consent, approval, authorization or order of, or any filing or declaration with, any Governmental Body is required for the execution, delivery or performance of this Agreement or for the consummation of the transactions contemplated by this Agreement or in connection with the sale of the Shares by the Company, except such as have been obtained and such as may be required under the Act, the Rules and Regulations, any state securities or Blue Sky laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares to be sold hereby.

                  (m) The Company has full power (corporate and other) and authority to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, and is enforceable against the Company in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws. Except as disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the execution, delivery and the performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any Encumbrance upon any of the properties or assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of or conflict with any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (i) the Restated Articles of Incorporation or Bylaws of the Company, in each case as amended, or (ii) any contract or other agreement to which the Company is a party or by which it or any of the respective assets or properties are bound or affected, the violation of which would individually or in the aggregate have a material adverse effect on the business, properties, condition (financial or otherwise), net worth or results of operations of the Company or (iii) any judgment, ruling, decree, order, law, statute, rule or regulation of any Governmental Body applicable to the Company or its business or properties, the violation of which would individually or in the aggregate have a material adverse effect on the business, properties, condition (financial or otherwise), net worth or results of operations of the Company.

                  (n) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representative was or will be, when made, inaccurate, untrue or incorrect. Each certificate signed by an officer of the Company and delivered to the Representative or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  (o) Neither the Company nor the Subsidiaries nor, to the Company's knowledge, any of its directors or officers has taken, nor will he, she or it take, directly or indirectly, any action designed, or which might reasonably be expected in the future, to cause or result in, under the Act or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or otherwise.

                  (p) The Company is not involved in any labor dispute with its employees nor is any such dispute threatened or imminent.

                  (q) Neither the Company nor, to the Company's best knowledge, any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds of the Company in violation of any law, rule or regulation or of a character required to be disclosed in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus).

                  (r) The business, operations and facilities of the Company have been and are being conducted in compliance in all material respects with all applicable laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States or any state or political subdivision thereof, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto; and the Company has not received any notice from any governmental instrumentality or any third party alleging any violation thereof or material liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources). The intended use and occupancy of each of the facilities owned or operated by the Company complies in all material respects with all applicable codes and zoning laws and regulations, and there is no pending or, to the Company's knowledge, threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect adversely affect the size of, use of, improvements on, construction on or access to such facilities.

                  (s) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof and is not in default in any taxes which were payable pursuant to said returns, other than any which the Company is contesting in good faith.

                  (t) Neither the Company nor, to the knowledge of the Company, any of its directors or officers in such capacity is subject to any order or directive of, or party to any agreement with, any regulatory agency having jurisdiction with respect to its business or operations except as disclosed in the Prospectus (or if the Prospectus is not in existence, in the most recent Preliminary Prospectus).

                  (u) The Company, each officer and director of the Company and certain of the principal stockholders of the Company have delivered to the Representative an agreement to the effect that he, she or it will not, for a period of 90 days after the date hereof, without the prior written consent of the Representative, directly or indirectly, offer, sell or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of Common Stock or securities convertible into, or exercisable or exchangeable for, shares of Common Stock.

                  (v) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act or the Rules and Regulations to be distributed by the Company.

                  (w) The Common Stock of the Company is quoted on the NASD Automated Quotation National Market System ("NASDAQ").

         4. Representations and Warranties of the Underwriters. Upon your authorization of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale to the public upon the terms set forth in the Prospectus. The Representative represents and warrants to the Company that, assuming compliance by the Company with all relevant provisions of the Act in connection with the Registration Statement, the Representative will conduct all offers and sales of the Shares in compliance with the relevant provisions of the Act and the Rules and Regulations, all applicable state securities laws and regulations and the bylaws and rules of the NASD.

         5. Agreements of the Company. The Company covenants and agrees with each of the several Underwriters as follows:

                  (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representative within a reasonable period of time prior to the filing thereof and the Representative shall not have objected thereto in good faith within a reasonable amount of time from receipt from the Company of such proposed amendment or supplement to the Registration Statement.

                  (b) If the Registration Statement is not yet effective, the Company will use its best efforts to cause the Registration Statement to become effective not later than the time indicated in Section 7(a) hereof. The Company will notify the Representative promptly, and will confirm such advice in writing, (i) when the Registration Statement has become effective (if later than the date hereof) and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information,
(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the third sentence of Section 5(f) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (v) of receipt by the Company or any representative or attorney of the Company during the period mentioned in the third sentence of Section 5(f) of any other communication from the Commission relating to the Company, the Registration Statement, any Preliminary Prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. The Company will prepare the Prospectus in a form approved by the Representative and will file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) of the Rules and Regulations. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A of the Rules and Regulations, the Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A of the Rules and Regulations and to notify the Representative promptly of all such filings.

                  (c) If, at any time when a Prospectus relating to the Shares is required to be delivered under the Act, any event has occurred as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary at any such time to amend or supplement the Prospectus or the Registration Statement to comply with the Act or the Rules and Regulations, the Company will promptly notify the Representative thereof and, subject to Section 5(b) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                  (d) The Company will furnish to the Representative, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the Representative, without charge, for transmittal to each of the other Underwriters, copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

                  (e) The Company will comply with all the provisions of all undertakings contained in the Registration Statement.

                  (f) On the Effective Date, and thereafter from time to time for such period as the Prospectus is required by the Act to be delivered, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representative may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or in the Registration Statement in order to make any statement therein not misleading, or if it is necessary to supplement or amend the Prospectus or the Registration Statement to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto and will deliver to each of the Underwriters, without charge, such number of copies thereof as the Representative may reasonably request.

                  (g) Prior to any public offering of the Shares by the Underwriters, the Company will cooperate with the Representative and its counsel in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject or subject itself to taxation as doing business in any jurisdiction.

                  (h) During the period of five years commencing on the Effective Date, the Company will furnish to the Representative and each other Underwriter who may so request in writing copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and will furnish to the Representative and each other Underwriter who may so request in writing a copy of each annual or other report it shall be required to file with the Commission.

                  (i) The Company will make generally available to holders of its securities, as soon as may be practicable, but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, a consolidated earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

                  (j) The Company will not for a period of 90 days after the date hereof, without the prior written consent of Representative, directly or indirectly, offer, sell or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock, except pursuant to Section 1 hereof and except that the Company may grant options, and issue shares pursuant to the options granted, under the Company's stock option and employee stock purchase plans.

                  (k) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

                  (l) The Company shall apply the net proceeds of the sale of the Shares as set forth in the Prospectus.

                  (m) The Company shall not invest, or otherwise use, the proceeds received by the Company from the sale of the Shares to the Underwriters in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act of 1940, as amended.

                  (n) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company or if required for NASDAQ designation, a registrar for its Common Shares.

                  6. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representative, all costs and expenses incident to the performance of its obligations under this Agreement and the transactions contemplated by this Agreement, including, but not limited to, costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, each Preliminary Prospectus, the Prospectus, any amendment or supplement to the Registration Statement or the Prospectus, (ii) the preparation and delivery of certificates representing the Shares, (iii) the printing of this Agreement, the Agreement among Underwriters, any Dealer Agreements and any Underwriters' Questionnaire, (iv) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any Preliminary Prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (v) the quotation of the Shares on The Nasdaq Stock Market, (vi) any filings required to be made by the Underwriters with the NASD, (vii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 5(g), including the reasonable fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and Blue Sky memoranda, (viii) counsel and accountants to the Company and (ix) the transfer agent for the Shares. Whether or not the transactions contemplated by this Agreement are consummated or if this Agreement shall be terminated by the Company pursuant to any provisions hereof, the Company will reimburse the Representative for all of its accountable out-of-pocket fees and expenses including, among other things, its travel and travel related expenses and its counsel fees and expenses, incurred by it in connection herewith, up to an aggregate amount of $150,000.

         7. Conditions to the Obligations of the Underwriters. The obligations of each Underwriter hereunder are subject to the following conditions:

                  (a) Notification that the Registration Statement has become effective shall be received by the Representative not later than 4:00 p.m., New York time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representative and all filings required prior to such effectiveness by Rule 424 of the Rules and Regulations and Rule 430A of the Rules and Regulations shall have been made.

                  (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect, and no proceeding for such purpose shall be pending before or threatened or contemplated by the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representative and the Representative did not object thereto in good faith, and the Representative shall have received certificates, dated the Closing Date and the Option Closing Date, if any, and signed by the Chief Executive Officer of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of the foregoing clauses (i), (ii) and (iii).

                  (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, and (ii) the Company shall not have sustained any material loss or interference with its business, assets or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representative any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price.

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or, to the knowledge of the Company, any of its officers, directors or shareholders in their capacities as such, or any of its assets or properties, before or by any Governmental Body in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise), net worth or results of operations of the Company.

                  (e) Each of the representations and warranties of the Company contained herein shall be true and correct at the Closing Date and, with respect to the Option Shares, if any, at the Option Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, if any, at or prior to the Option Closing Date, shall have been fully performed, fulfilled or complied with.

                  (f) The Representative shall have received an opinion, dated the Closing Date and the Option Closing Date, from Squadron, Ellenoff, Plesent & Sheinfeld, LLP, New York, New York, counsel for the Company, to the following effect:

                           (i) The Company has been duly incorporated and is
validly existing as a corporation under the laws of the State of Delaware. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business or use of its property and assets makes such qualification necessary and in which the failure to so qualify would have a material adverse effect on the business, financial condition or properties of the Company;

                           (ii) The capital stock of the Company conforms as to
legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock." The Company has an authorized capitalization as set forth in the Prospectus; all of the issued and outstanding shares of Common Stock have been duly authorized and validly issued by the Company, are fully paid and nonassessable and are free of any preemptive or similar rights pursuant to the Company's Articles of Incorporation, Bylaws or any agreement or other instrument known to such counsel to which the Company is a party or by which it is bound, and the holders thereof are not subject to personal liability by reason of being such holders; the Shares, when sold by the Company and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained under the caption "Description of Capital Stock" in the Prospectus and will not be subject to any preemptive, subscription or similar rights pursuant to the Company's Articles of Incorporation, Bylaws or any agreement or other instrument known to such counsel to which the Company is a party or by which it is bound; to such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated hereby gives rise to any rights for or relating to the registration of any Shares of Common Stock or other securities of the Company, except as disclosed in the Registration Statement, or such rights as have been satisfied, waived or terminated;

                           (iii) To such counsel's knowledge, except as
described in the Registration Statement and Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of capital stock of the Company;

                           (iv) The Registration Statement is effective under
the Act; any required filing of the Prospectus pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by Rule 424(b) of the Rules and Regulations; and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and to such counsel's knowledge no proceedings for that purpose have been instituted or are pending or, to the best knowledge of such counsel, are threatened or contemplated under the Act;

                           (v) The Registration Statement originally filed with
respect to the Shares and each amendment thereto and the Prospectus and, if any, each amendment and supplement thereto (except the financial statements, schedules and other financial data contained therein, as to which such counsel need not express any opinion), complied as to form in all material respects with the requirements of the Act and the related rules and regulations thereunder;

                           (vi) Insofar as statements in the Prospectus purport
to summarize the status of litigation in which we are counsel to the Company or the provisions of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases, or licenses, such statements have been prepared or reviewed by such counsel and accurately reflect the status of such litigation and provisions purported to be summarized and are correct in all material respects;

                           (vii) To such counsel's knowledge, there are no
contracts or documents which are required by the Act to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described therein or filed as required by the Act and the Rules and Regulations;

                           (viii) To the knowledge of such counsel, there is not
pending or threatened against the Company any action, suit, arbitration, claim, governmental or other proceeding (informal or formal) or investigation before or by any Governmental Body of a character required to be disclosed in the Registration Statement or the Prospectus which is not so disclosed therein. To the knowledge of such counsel, the Company is not in violation of, or in default with respect to, any law, rule or regulation of the State of Delaware or the United States of America, or any order, judgment or decree, except as described in the Registration Statement or Prospectus or such as in the aggregate do not now have and can reasonably be expected in the future not to have a material adverse effect upon the operations, business, properties or assets of the Company;

                           (ix) The Company has the corporate power and
authority to enter into this Agreement and to consummate the transactions provided for herein; this Agreement has been duly authorized, executed and delivered by the Company; this Agreement, assuming due authorization, execution and delivery by each other party hereto, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws;

                           (x) None of the Company's execution or delivery of
this Agreement, its performance hereof or its consummation of the transactions contemplated herein conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Encumbrance upon, any property or assets of the Company pursuant to (A) the terms of the Articles of Incorporation or Bylaws of the Company, in each case as amended; (B) the terms of any material contract or other material agreement known to such counsel without independent investigation to which the Company is a party or by which it is or may be bound or to which any of its properties is or may be subject; (C) any statute, rule or regulation of the State of Delaware or the United States of America; or (D) the terms of any judgment, decree or order known to such counsel of any arbitrator or Governmental Body having jurisdiction over the Company; and no consent, approval, authorization or order of, or filing with, any Governmental Body has been or is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, except such as have been obtained under the Act or may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriters of the Shares; and

                           (xi) To such counsel's knowledge, the Company is not
in any breach or violation of any of the terms or provisions of, or in default under (nor has an event occurred which with notice or lapse of time or both would constitute a default or acceleration under), (A) the terms of its Articles of Incorporation or Bylaws, in each case as amended; or (B) the terms of any material contract or other material agreement known to such counsel to which the Company is a party or by which the Company is bound or to which any of its properties or assets is subject.

                           (xii) The Underwriters have acquired good, valid and
marketable title to the Shares free and clear of all liens, encumbrances, equities, claims and security interests.

                  In addition, such counsel shall state that, in the course of the preparation of the Registration Statement and the Prospectus, such counsel has examined the documents referred to in the Registration Statement and Prospectus and participated in conferences with officers and representatives of the Company and with the Accountants, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration Statement and the Prospectus and, solely on the basis of the foregoing and such other actions as such counsel deemed appropriate, no facts have come to such counsel's attention that causes such counsel to believe that the Registration Statement as of the date it was declared effective and as of the date of such opinion contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading or that the Prospectus as of the date thereof and as of the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not make any statement with respect to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus).

                  In rendering any such opinion, such counsel may (i) state that such counsel expresses no opinion as to the laws of any jurisdiction other than the corporate laws of the State of Delaware, the laws of the State of New York and federal law and (ii) may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any other jurisdiction than the States of Delaware and New York and the United States (to the extent reasonably satisfactory in form and scope to counsel for the Underwriters) on the opinion of local counsel. The foregoing opinion shall also state that the Underwriters are justified in relying upon such opinion of local counsel, and copies of such opinion shall be delivered to the Representative and its counsel.

                  References to the Registration Statement and the Prospectus in this paragraph (f) shall include any amendment or supplement thereto at the date of such opinion.

                  (g) The Representative shall have received an opinion, dated the Closing Date and the Option Closing Date, from Piper & Marbury L.L.P., counsel to the Underwriters, which opinion shall be satisfactory in all respects to the Representative.

                  (h) Concurrently with the execution and delivery of this Agreement, or, if the Company elects to rely on Rule 430A of the Rules and Regulations, on the date of the Prospectus, the Accountants shall have furnished to the Representative a letter, dated the date of its delivery (the "Original Letter"), addressed to the Representative and in form and substance satisfactory to the Representative, to the effect that:

                           (i) they are independent certified public accountants
with respect to the Company within the meaning of the Act, the Exchange Act and the applicable rules and regulations thereunder;

                           (ii) in their opinion, the audited financial
statements and schedules audited by them and included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

                           (iii) on the basis of reading of the latest available
interim unaudited financial statements of the Company, carrying out certain specified procedures (which do not constitute an audit made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that at a specific date not more than five business days prior to the date of such letter, there were any changes in the shares of capital stock or indebtedness of the Company or any decreases in total assets, current assets or shareholders' equity of the Company, in each case compared with amounts shown on the June 30, 1996 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from July 1, 1996 to such specified date there were any decreases, as compared with the corresponding period of the preceding fiscal year, in net revenues, net income before income taxes or total or per share amounts or net income of the Company, except in all instances for changes, decreases or increases set forth in such letter or as set forth in or contemplated in the Prospectus; and

                           (iv) they have carried out certain specified
procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and are included in the Registration Statement and the Prospectus, and have compared such amounts, percentages and financial information with such records of the Company and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

                  In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representative deems such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representative, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement, as amended as of the date hereof.

                  At the Closing Date and, as to the Option Shares, if any, the Option Closing Date, the Accountants shall have furnished to the Representative a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Original Letter, that nothing has come to their attention during the period from the date of the Original Letter referred to in the prior sentence to a date (specified in such letter) not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, which would require any change in the Original Letter if it were required to be dated and delivered at the Closing Date or the Option Closing Date, as the case may be.

                  (i) At the Closing Date and, as to the Option Shares, if any, the Option Closing Date, there shall be furnished to the Representative an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representative, to the effect that:

                           (i) Each signer of such certificate has carefully
examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (y) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date, no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect;

                           (ii) Each of the representations and warranties of
the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all respects; each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

                           (iii) No stop order suspending the effectiveness of
the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or any amendment thereto or the Prospectus has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission.

                           (j) The Shares shall be qualified for sale in such
states as the Representative may reasonably request and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date, if any.

                           (k) The Representative shall have received at or
prior to the Closing Date from Piper & Marbury L.L.P. a memorandum or summary, in form and substance satisfactory to the Representative, with respect to the qualification for offering and sale by the Underwriters of the Shares under the State securities or Blue Sky laws of such jurisdictions as the Representative may reasonably have designated to the Company.

                           (l) The Firm Shares, and Option Shares, if any, have
been approved for listing upon official notice of issuance on the NASDAQ.

                           (m) The Company shall have furnished to the
Representative such certificates, letters and other documents, in addition to those specifically mentioned herein, as the Representative may have reasonably requested as to the accuracy and completeness at the Closing Date, if any, and the Option Closing Date, if any, of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company, as to the performance by the Company of their obligations hereunder or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

         8.       Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several (and actions in respect thereof), to which they, or any of them, may become subject under the Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made by the Company in Section 3 of this Agreement,
(ii) any untrue statement or alleged untrue statement of any material fact contained in (A) any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or Blue Sky laws thereof or filed with the Commission or any securities association or securities exchange (each, an "Application"), or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such other person for any legal or other expenses reasonably incurred by such Underwriter or such other person in connection with investigating, defending or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability is based solely upon an untrue statement or omission or alleged untrue statement or omission in any of such documents made in reliance upon and in conformity with information relating to any Underwriter furnished by such Underwriter in writing to the Company by the Representative on behalf of any Underwriter expressly for inclusion therein as set forth in
Section 16 hereof; provided, further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any such other person) from whom the person asserting any such loss, claim, damage, liability or action purchased Shares which are the subject thereof to the extent that any such loss, claim, damage or liability (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and
(ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (or any amendment or supplement thereto), unless such failure to deliver the Prospectus (as amended or supplemented) was the result of noncompliance by the Company with Section 5(f). This indemnity agreement will be in addition to any liability that the Company might otherwise have. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending of threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Underwriter and each such other person from all liability arising out of such claim, action, suit or proceeding.

                  (b) Each Underwriter will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signed the Registration Statement against any losses, claims, damages or liabilities (or actions in respect thereof) to which the Company and any such director, officer or controlling person may become subject under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or any Application, or (ii) the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein as set forth in Section 16 hereof; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company and any such director, officer or controlling person in connection with investigating, defending or appearing as a third party witness in connection with any such loss, claim, damage, liability or any action in respect thereof. The Company acknowledges that, for all purposes under this Agreement, the statements set forth under the heading "Underwriting" and the information set forth in the last paragraph on the front cover page and the last two paragraphs on the inside front cover of any Preliminary Prospectus and the Prospectus (insofar as such information relates to the Underwriters) constitute the only information relating to any Underwriter furnished in writing to the Company by the Representative on behalf of the Underwriters expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that each Underwriter might otherwise have. No Underwriter will, without the prior written consent of the Company settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Company or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Company from all liability arising out of such claim, action, suit or proceeding.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party or parties under this Section 8, notify such indemnifying party or parties of the commencement thereof; but the omission so to notify the indemnifying party or parties will not relieve it or them from any liability which it or they may have to any indemnified party under the foregoing provisions of this Section 8 or otherwise unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against an indemnified party and it notifies an indemnifying party or parties of its commencement, the indemnifying party or parties against which a claim is made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party or parties and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party or parties, the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party or parties to such indemnified party of its or their election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party or parties will not be liable to such indemnified party under this Section 8 for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party or parties shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representative in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions), or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party or parties. After such notice from the indemnifying party or parties to such indemnified party, the indemnifying party or parties will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party or parties, unless such indemnified party waived its rights under this Section 8 in which case the indemnified party may effect such a settlement without such consent.

                  (d) If the indemnification provided for in the foregoing paragraphs of this Section 8 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other, from the offering of the Shares or (ii) if, but only if, the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand, and the indemnified party, on the other, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering of the Shares (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Representative on behalf of the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities (or actions in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim. Notwithstanding the provisions of this Section 8(d), the Company shall not be required to contribute any amount in excess of the amount by which the total proceeds received by it from the sale of the Shares under this Agreement, before deducting expenses, exceeds the aggregate amount of any damages that the Company has otherwise been required to pay in respect of the same or any substantially similar claim. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 8(d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act will have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, will have the same rights to contribution as the Company, subject in each case to the provisions of this Section 8(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made under this Section 8(d), notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation(s) it or they may have hereunder or otherwise than under this
Section 8(d) or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

         9. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time prior to the Closing Date (or, with respect to the Option Shares, if any, on or prior to the Option Closing Date), by notice to the Company from the Representative, without liability on the part of any Underwriter to the Company, if, prior to delivery and payment for the Firm Shares (or the Option Shares, if any, as the case may be), (i) the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform all obligations on its part to be performed hereunder, (ii) trading in the Common Stock or securities generally shall have been suspended by the Commission or by The Nasdaq Stock Market, (iii) minimum or maximum prices shall have been established for the Common Stock or securities generally on either The Nasdaq Stock Market or the New York Stock Exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of such market or exchange or by order of the Commission or any court or other governmental authority, (iv) a general banking moratorium shall have been declared by the United States or New York State authorities, or (v) any material adverse change in the financial or securities markets in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Representative, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus. Any termination pursuant to
Section 9 shall be without liability of any party to any other party except as provided in Sections 6 and 8.

         10. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Shares or Option Shares hereunder and the aggregate number of such Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent (10%) or less of the aggregate number of Firm Shares or Option Shares, as the case may be, to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representative for the purchase of such Shares by other persons (who may include one or more of the non-defaulting Underwriters, including the Representative), but if no such arrangements are made by the Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Shares or Option Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Shares that is more than ten percent of the aggregate number of Firm Shares or Option Shares, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representative are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representative) of the Shares with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 11 hereof. In the event of any default by one or more Underwriters as described in this Section 10, the Representative shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, established as provided in Section 2 hereof for not more than seven (7) business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Shares or Option Shares, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

         11. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 5 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         12. Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 440 Ninth Avenue, New York, New York 10001-1695, Attention: Mr. George V. Flagg,
Telephone: (212) 629-1213 and Facsimile: (212) 563-0129, with a copy to Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 551 Fifth Avenue, New York, New York 10176, Attention: Jeffrey W. Rubin, Esquire, Telephone: (212) 476-8224 and
Facsimile: (212) 697-6686 or (b) if to the Underwriters, to the Representative at the offices of Brean Murray & Co., Inc., 570 Lexington Avenue, New York, New York 10022 Attention: Mr. A. Brean Murray, Telephone: (212) 476-0700 and
Facsimile: (212) 476-0798, with a copy to Piper & Marbury L.L.P., 1251 Avenue of the Americas, New York, New York 10020-1104, Attention: Michael Hirschberg, Esq., Telephone: (212) 835-6270 and Facsimile: (212) 835-6001. Any such notice shall be effective only upon receipt. Any notice under Section 8 or 9 may be made by telephone or facsimile but if so made shall be subsequently confirmed in writing.

         13. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Shares from any Underwriter shall be deemed a successor because of such purchase. This Agreement shall not be assignable by any party hereto without the prior written consent of the other parties.

         14. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

         15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16. Information Provided by Underwriters. The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page and the last two paragraphs on the inside front cover of the Prospectus (insofar as such information relates to the Underwriters) and under the caption "Underwriting" in the Prospectus.

         Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.

                                 Very truly yours,

                                 HOLMES PROTECTION GROUP, INC.

                                 By:
                                    -----------------------------------------
                                 Name: George V. Flagg
                                 Title: President and Chief Executive Officer

Confirmed as of the date first above mentioned:

BREAN MURRAY & CO., INC.


By:
   --------------------------------
   Name:  A. Brean Murray
   Title: Chairman

Acting on its behalf and as the Representative of the other several Underwriters named in Schedule I hereof.

                                   SCHEDULE I

                                  UNDERWRITERS

                                                                     Aggregate
                                                                     Number of
                                                                     Shares to
                                                                     be
                                                                     Purchased
                                                                    ----------


Brean Murray & Co., Inc. ......................................
                                                                    ----------
            Total .............................................      1,000,000
                                                                    ==========